UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 17, 2006

Red Hat, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26281	06-1364380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Varsity Drive Raleigh, North Carolina	27606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 754-3700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

2006 Performance Compensation Plan

On June 1, 2006, the Board of Directors (the “Board”) of Red Hat, Inc. (“Red Hat” or the “Company”) approved, subject to stockholder approval, the 2006 Performance Compensation Plan (the “Performance Plan”). On August 17, 2006, the Company’s stockholders approved the Performance Plan by the affirmative vote of the majority of shares present, in person or represented by proxy, and voting at the Company’s 2006 Annual Meeting of Stockholders.

The summary of the Performance Plan below is qualified in its entirety by reference to the full text of the Performance Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Purpose. The purpose of the Performance Plan is to advance the interests of the Company and its stockholders and assist the Company in attracting and retaining executive officers of the Company and its subsidiaries who, because of the extent of their responsibilities can make significant contributions to the Company’s success by their ability, industry, loyalty and services, by providing incentives and financial rewards to such executive officers. If certain requirements are satisfied, bonuses awarded under the Performance Plan to covered employees will qualify as deductible “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Eligibility. Participants in the Performance Plan (“Participants”) are the Chief Executive Officer and other executive officers of the Company and its subsidiaries who are chosen solely at the discretion of the Compensation Committee of the Board (the “Compensation Committee”). The Company may also pay discretionary bonuses, or other types of compensation, outside of the Performance Plan.

Awards. All awards will be paid in cash or, to the extent provided in such plan, share awards under a stockholder-approved stock plan of the Company. Payment to each Participant will be made no later than the fifteenth day of the third month following the end of the fiscal year of the Company in which the applicable performance period ends. The Compensation Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of an award that would otherwise be delivered to a Participant under the Performance Plan.

Maximum Award. No Participant in the Performance Plan may be granted performance awards that are denominated in shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) in any 12-month period with respect to more than 1,000,000 shares. In addition to the foregoing, the maximum dollar value payable to any Participant in the Performance Plan in any 12-month period with respect to performance awards that are valued in cash or property other than shares is $10,000,000.

Administration. The Performance Plan will be administered by the Compensation Committee. The Compensation Committee shall be responsible for the general administration and interpretation of the Performance Plan and for carrying out its provisions. The Compensation Committee has the authority to select persons to receive awards from among the eligible employees and set the terms and conditions of each award consistent with the terms of the Performance Plan. The Compensation Committee may establish rules and policies for administration of the Performance Plan and adopt one or more forms of agreement to evidence awards made under the Performance Plan. The Compensation Committee interprets the Performance Plan and any agreement used under the Performance Plan, and all determinations of the Compensation Committee that are not inconsistent with the Performance Plan will be final and binding on all persons.

Determination of Awards. Under the Performance Plan, Participants will be eligible to receive awards based upon the attainment and certification of certain performance goals established by the Compensation Committee over the applicable performance period. The performance goals that may be selected by the Compensation Committee include one or more of the following: revenue growth, net revenues, gross margins, net margins, operating income, pre-tax income, after-tax income, net income, net earnings, earning per share (basic and diluted), earnings before taxes, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, return on invested capital, return on equity, return on assets, economic value added (or an equivalent metric), cash flow from operations, cash flow per share, changes in deferred revenues, share price performance, total shareholder return, improvement in or attainment of expense levels, improvement in or attainment of working capital levels, attainment of strategic and operational initiatives, market share, gross profits, comparisons with various stock market indices, and/or implementation, completion or attainment of measurable objectives with respect to research, development, products or projects. Performance goals may vary by Participant and award and also may be based solely by reference to the Company’s performance or the performance of a subsidiary, division or business unit of the Company for or within which the Participant is primarily employed, or based upon the relative performance of other companies, or upon comparisons of any of the indicators of performance relative to other companies.

The Compensation Committee may provide that attainment of a performance goal shall be measured by adjusting the evaluation of performance as follows: to eliminate the effects of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other filings with the Securities and Exchange Commission.

The Compensation Committee retains the discretion to reduce or eliminate any award that would otherwise be payable pursuant to the Performance Plan.

Nature of Payments. All awards made pursuant to the Performance Plan are in consideration of services performed or to be performed for the Company, or a subsidiary, division or business unit of the Company. Any income or gain realized pursuant to awards under the Performance Plan constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or a subsidiary except as may be determined by the Compensation Committee or by the Board.

Amended and Restated 2004 Long-Term Incentive Plan

On June 1, 2006 the Board approved, subject to stockholder approval, an Amended and Restated 2004 Long-Term Incentive Plan (the “Amended Plan”). On August 17, 2006, the Company’s stockholders approved the Amended Plan by the affirmative vote of the majority of shares present, in person or represented by proxy, and voting at the Company’s 2006 Annual Meeting of Stockholders.

The summary of the Amended Plan below is qualified in its entirety by reference to the full text of the Amended Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

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Purpose. The purpose of the Amended Plan is to allow the Company’s employees, consultants, advisors and non-employee members of the Board who are selected to receive awards under the Amended Plan the opportunity to acquire an equity interest in the Company.

Awards. A total of 13,000,000 shares of Common Stock, plus any shares previously authorized and available for issuance under the Acquired Plans (as defined in the Amended Plan) and that may become available for issuance under the Acquired Plans, is reserved for issuance under the Amended Plan, subject to adjustment in certain events, including in the event of a stock split, stock dividend, or other similar change in the Common Stock or capital structure of the Company. The Amended Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, non-statutory stock options, stock appreciation rights, restricted stock, and other stock-based awards described below. Awards under the Amended Plan may be either performance-based and designed to comply with Section 162(m) of the Code, or discretionary. Subject to the Amended Plan limits, the Compensation Committee has the discretionary authority to determine the size of an award and whether it is intended to be performance-based.

Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified exercise price and subject to the terms and conditions as are specified in the option grant. The exercise price of stock options granted under the Amended Plan may not be less than the fair market value of the Common Stock on the date of grant, and no stock option will be exercisable more than seven years after the date it is granted, except in the event of the optionee’s death or disability. The Compensation Committee will determine at the time of grant when each stock option becomes exercisable, with certain minimums. Payment of the exercise price of a stock option may be in cash, Common Stock owned by the participant, withholding of shares otherwise issuable with the consent of the Compensation Committee, other consideration permitted by the Compensation Committee or by a combination of the foregoing.

Restricted Stock. Restricted stock awards entitle recipients to acquire shares of Common Stock, subject to forfeiture of all or part of such shares by the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established in such award. Restricted stock unit awards entitle the recipient to receive shares of Common Stock to be delivered in the future subject to such terms and conditions on the delivery of the shares as the Compensation Committee may determine. Any awards of restricted stock and restricted stock units which vest on the basis of a participant’s continuous active service with Red Hat or a related entity will not provide for vesting which, subject to certain exceptions, is any more rapid than one third of the award vesting after one year and the remainder of the award vesting pro rata over the following two years. Any awards of restricted stock or restricted stock units which provide for vesting upon the attainment of performance goals shall provide for a performance period of at least 12 months.

Stock Appreciation Rights. A stock appreciation right (“SAR”) is an award entitling the holder on exercise to receive, at the election of the Company, either cash or Common Stock in an amount determined in whole or in part by reference to the appreciation in the fair market value of a share of Common Stock from the date of grant until the date of exercise. SARs may be granted without regard to any option or other award under the Amended Plan or in conjunction with all or part of any option granted under the Amended Plan.

Other Stock-Based Awards. Under the Amended Plan, the Compensation Committee has the right to grant other awards of Common Stock or awards otherwise based upon Common Stock or other property, including without limitation performance awards that may be paid in cash, Common Stock, other property or any combination thereof, in the sole discretion of the Compensation Committee at the time of payment.

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Adjustments. In the event of a merger, reorganization, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar event affecting the Common Stock, the Compensation Committee may, in its discretion, in addition to any provisions contained in the terms of a grant, adjust the number and kind of shares granted under the Amended Plan, the number and kind of shares subject to awards and the exercise price of outstanding stock options.

Transferability. Except as authorized by the Compensation Committee or the prior approval of the Company’s stockholders, no awards and no shares of Common Stock that have not been issued or to which any applicable restriction has not lapsed may be sold, assigned, transferred, pledged or otherwise encumbered other than by will, the laws of descent and distribution or a qualified domestic relations order. The Compensation Committee may provide in certain types of award for transfer to or for the benefit of the participant’s immediate family member, a family trust or any other entity established for the benefit of the participant or his or her immediate family member.

Change in Control. If provided in an award agreement, stock options and other awards granted to employees, non-employee directors, advisors and consultants under the Amended Plan may become exercisable upon the occurrence of a change in control as defined in the Amended Plan. Notwithstanding the foregoing, terms and conditions as may be set forth in an award agreement or determined by the Compensation Committee in its discretion may supercede the Amended Plan.

Termination of Employment. The Compensation Committee shall determine the period of time for which any Awards under the Amended Plan will continue to be exercisable and the terms of exercise upon termination of a participant’s employment or service with the Company or its affiliate.

Administration. The Amended Plan shall be administered by the Compensation Committee or such other committee appointed by the Board. The Compensation Committee will select the employees of the Company and other persons who shall receive awards, determine the number of shares covered thereby, and establish the terms, conditions and other provisions of the grants. The Compensation Committee may interpret the Amended Plan and establish, amend and rescind any rules relating to the Amended Plan. The Compensation Committee may delegate to a committee of one or more directors or officers the right under an award agreement to grant, cancel or suspend awards to employees who are not directors or officers of the Company.

Amendments. The Board may at any time terminate, amend or suspend the Amended Plan as it deems advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of NASDAQ (or any stock exchange or quotation system on which the Company’s shares are then listed or quoted). In addition, no action may be taken by the Board (except those described earlier under the heading “Adjustments”) without the approval of the stockholders if the amendment would (a) increase the number of shares that may be the subject of awards under the Amended Plan, (b) expand the types of awards available under the Amended Plan, (c) materially expand the class of persons eligible to participate in the Amended Plan, (d) amend the provision of the Plan that prohibits re-pricing of options, (e) increase the maximum permissible term of any option beyond seven years or (f) amend any provision establishing limitations on grants to individual participants.

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Compensation Arrangement with Chief Executive Officer

As previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 29, 2006 (the “June 29, 2006 8-K”), the Compensation Committee, on June 26, 2006, approved and adopted the Company’s 2007 Executive Variable Compensation Plan (the “EVC Plan”) and established the financial performance objectives that will be used to determine the amount of the cash bonus awards for the Company’s executive officers for the fiscal year ending February 28, 2007 under the EVC Plan. On the same date, the Compensation Committee approved the base salaries of each of the Company’s executive officers to be effective as of July 1, 2006. In addition, the Compensation Committee set the fiscal year 2007 target bonus amounts that may be paid to the Company’s executive officers, excluding Matthew Szulik, the Company’s President and Chief Executive Officer. The base salaries and target bonus amounts, as approved by the Compensation Committee on June 26, 2006, are set forth on Exhibit 10.1 of the June 29, 2006 8-K.

On August 17, 2006, the Board approved a fiscal year target bonus for Matthew Szulik of $500,000 under the EVC Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Red Hat, Inc. 2006 Performance Compensation Plan

10.2	Red Hat, Inc. Amended and Restated 2004 Long-Term Incentive Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2006	RED HAT, INC.

	By:	/s/ Charles E. Peters, Jr. Charles E. Peters, Jr. Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Red Hat, Inc. 2006 Performance Compensation Plan

10.2	Red Hat, Inc. Amended and Restated 2004 Long-Term Incentive Plan

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